SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 18, 2006

NATURAL RESOURCE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)

601 Jefferson, Suite 3600 Houston, Texas (Address of principal executive offices)		77002 (Zip code)
Registrant’s telephone number, including area code: (713) 751-7507
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements And Exhibits
SIGNATURES
Exhibit Index
Press Release dated January 23, 2006
Press Release dated January 19, 2006
Press Release dated January 18, 2006

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On January 20, 2006, Natural Resource Partners L.P. closed the second of three separate transactions to acquire coal reserves in the Illinois Basin. The second transaction for $35 million was funded with senior notes issued in a private placement announced on January 19. The reserves were purchased from Williamson Development Company, LLC, formerly known as Steelhead Development Company, LLC, and are leased to Williamson Energy LLC.
     The press release announcing the closing of the acquisition is included as Exhibit 99.1 to this Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation.
     On January 19, 2006, NRP (Operating) LLC, a wholly owned subsidiary of Natural Resource Partners L.P., issued $50 million of 5.05% Series D Senior Notes that mature on July 19, 2020. The proceeds from the issuance of the notes were used to pay down $15 million of borrowings outstanding under NRP Operating’s revolving credit facility. The remainder of the proceeds were used to finance the second phase of the three-phase acquisition of interests in 144 million tons of coal reserves in the Illinois Basin from Williamson Development Company.
     The senior notes have an average life of approximately 9 years and will be interest only for the first two years. Beginning July 19, 2008, NRP Operating will make annual principal payments on the senior notes of approximately $7.7 million. Other than the maturity and the payment schedule, the senior notes have covenants and other terms that are identical to the Series A, B and C Senior Notes that NRP Operating has previously issued. The Series D Senior Notes are unsecured and are guaranteed by the subsidiaries of NRP Operating.
     The press release announcing the issuance of the notes is attached to this Form 8-K as Exhibit 99.2.
Item 7.01. Regulation FD Disclosure.
     In accordance with General Instructions B.2. and B.6 of Form 8-K, the following information and the exhibit referenced therein are being furnished under Item 7.01 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     On January 18, 2006, Natural Resource Partners L.P. announced via press release its guidance for 2006 and its quarterly distribution with respect to the fourth quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements And Exhibits.
     (c) Exhibits
     99.1 Press Release dated January 23, 2006.
     99.2 Press Release dated January 19, 2006.
     99.3 Press Release dated January 18, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

/s/ Wyatt L. Hogan
Wyatt L. Hogan
Vice President and General Counsel

Dated: January 23, 2006

Exhibit Index
Description of Exhibit
99.1 Press Release dated January 23, 2006.
99.2 Press Release dated January 19, 2006.
99.3 Press Release dated January 18, 2006.